Exhibit 99.2 Filed by Finward Bancorp pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: Finward Bancorp Commission File No. 000-26128 FOR FURTHER INFORMATION Contact Sarah Ricciardi (219) 853-7575 + Enhancing Chicagoland PresenceExhibit 99.2 Filed by Finward Bancorp pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: Finward Bancorp Commission File No. 000-26128 FOR FURTHER INFORMATION Contact Sarah Ricciardi (219) 853-7575 + Enhancing Chicagoland Presence

July 29, 2021 Disclosures Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp (“FNWD”). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission (“SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward- looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the significant risks and uncertainties for our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of our remote work arrangements and staffing levels in branches and other operational facilities, and actions taken by governmental authorities and other third parties in response to the pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of FNWD’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Important Additional Information for Shareholders and Where to Find It In connection with the proposed merger, FNWD will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of RYFL and FNWD, as well as a Prospectus of FNWD (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents FNWD has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain copies of the documents FNWD has filed with the SEC, free of charge, from FNWD at www.ibankpeoples.com under the tab “Investor Relations – SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from FNWD upon written request to Finward Bancorp, Attn: Shareholder Services, 9204 Columbia Avenue, Munster, Indiana 46321, or by calling (219) 836-4400, and from RYFL upon written request to Royal Financial, Inc., Attn: Corporate Secretary, 9226 Commercial Avenue, Chicago, Illinois 60617, or by calling (773) 768-4800. The information available through FNWD’s website is not and shall not be deemed part of this presentation or incorporated by reference into other filings FNWD makes with the SEC. FNWD, RYFL, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of FNWD and RYFL in connection with the proposed merger. Information about the directors and executive officers of FNWD is set forth in FNWD’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, and in the proxy statement for FNWD’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2021. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. 2July 29, 2021 Disclosures Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp (“FNWD”). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission (“SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward- looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the significant risks and uncertainties for our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of our remote work arrangements and staffing levels in branches and other operational facilities, and actions taken by governmental authorities and other third parties in response to the pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of FNWD’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Important Additional Information for Shareholders and Where to Find It In connection with the proposed merger, FNWD will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of RYFL and FNWD, as well as a Prospectus of FNWD (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents FNWD has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain copies of the documents FNWD has filed with the SEC, free of charge, from FNWD at www.ibankpeoples.com under the tab “Investor Relations – SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from FNWD upon written request to Finward Bancorp, Attn: Shareholder Services, 9204 Columbia Avenue, Munster, Indiana 46321, or by calling (219) 836-4400, and from RYFL upon written request to Royal Financial, Inc., Attn: Corporate Secretary, 9226 Commercial Avenue, Chicago, Illinois 60617, or by calling (773) 768-4800. The information available through FNWD’s website is not and shall not be deemed part of this presentation or incorporated by reference into other filings FNWD makes with the SEC. FNWD, RYFL, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of FNWD and RYFL in connection with the proposed merger. Information about the directors and executive officers of FNWD is set forth in FNWD’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, and in the proxy statement for FNWD’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2021. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. 2

July 29, 2021

Overview of Royal Financial, Inc. (RYFL)

Company Overview

- Royal Financial, Inc. has provided banking and financial services in the Chicagoland area since 1887 through its wholly-owned subsidiary Royal Savings Bank
- Headquartered in Chicago, IL and operates nine full-services branch locations throughout Chicago with lending centers in Homewood and St. Charles, IL
- Consistently profitable with net income of $5.2 million for the twelve months ended 6/30/2021, resulting in a LTM ROAA of 1.01% and ROATCE of 11.9%
- 4.18%(1) yield on loans and 0.33%(1) cost of total deposits for the most recent quarter ended 6/30/2021

Branch Map



Mount Prospect
Evanston
Schaumburg
Elk Grove
Park Ridge
Skokie
Streamwood
Hanover Park
Lincolnwood
Bartlett
Roselle
Bloomingdale
Bensenville
Norwood Park
Addison
Carol Stream
Elmhurst
Elmwood Park
River Forest
Lincoln Park Square
West Chicago
Lombard
Maywood
Oak Park
Chicago
Wheaton
Westchester
Cicero
Oak Brook
Berwyn
Warrenville
Downers Grove
Brookfield
Stickney
Lisle
Westmont
Western Springs
Summit
Naperville
Burr Ridge
Bridgeview
Woodridge
Justice
Burbank
Darien
Hickory Hills
Oak Lawn
Evergreen Park
Bolingbrook
Palos Hills
Chicago Ridge
Worth
Alsip
Calumet Park
Lemont
Palos Heights
Blue Island
Whiting
Romeoville
Midlothian
Dolton
East Chicago

Footprint Highlights

- Operating markets provide attractive demographics and business dynamics aligned with operating model
- Royal Financial, Inc. serves over 2.3 million households located throughout Cook County and DuPage County
- $42.0 million average deposits per location(2)

Financial Highlights

Balance Sheet ($M)		Capital	
Assets	$533	TCE / TA	8.6%
Net Loans (incl. HFS)	$460		
Deposits	$466		
Profitability (LTM)		**Asset Quality(3)**	
NIM	3.42%	NPAs/Assets	0.44%
ROAA	1.01%	LLR/Loans	0.83%
ROATCE	11.9%	LLR/NPLs	175.1%
Efficiency Ratio	57.1%	LTM NCOs/Avg. Loans	(0.05%)

Source: S&P Global Market Intelligence, 2020 FDIC Summary of Deposits & Company Documents.
(1) Loan yield based on bank-level regulatory data and deposit cost based on BHC-GAAP data.
(2) Based on 2020 FDIC Summary of Deposits.
(3) Asset quality data based on bank-level regulatory data.

FINWARD BANCORP

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July 29, 2021

Pro Forma Franchise

Overview

- 31 full-service branches in the Chicago-Naperville-Elgin, IL-IN-WI MSA
- Pro Forma, Finward Bancorp will have a top 25 deposit market share in the Chicago-Naperville-Elgin, IL-IN-WI MSA
  - Meaningful presence in one of largest markets in U.S. on both sides of the Illinois and Indiana border
- $2.1 billion in total assets[(1)]
- $1.4 billion in total gross loans[(1)]
- $1.9 billion in total deposits[(1)]

Chicago MSA Pro Forma Deposit Market Share

Chicago-Naperville-Elgin, IL-IN-WI		June 30, 2020		
Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	314	111,639,686	21.6
2	Bank of Montreal	208	83,652,475	16.2
3	Bank of America Corporation (NC)	136	46,345,193	9.0
4	Northern Trust Corp. (IL)	5	34,446,777	6.7
5	Wintrust Financial Corp. (IL)	149	33,773,116	6.5
6	Fifth Third Bancorp (OH)	173	29,088,276	5.6
7	Canadian Imperial Bank	22	27,228,225	5.3
8	The PNC Finl Svcs Grp (PA)	132	16,277,060	3.2
9	Citigroup Inc. (NY)	57	15,255,000	3.0
10	Old National Bancorp (IN)	94	13,930,627	2.7
11	U.S. Bancorp (MN)	129	12,809,540	2.5
12	Huntington Bancshares Inc. (OH)	147	10,297,420	2.0
13	Wells Fargo & Co. (CA)	9	8,871,972	1.7
14	Byline Bancorp Inc. (IL)	48	4,911,584	1.0
15	Old Second Bancorp Inc. (IL)	71	4,794,805	0.9
24	Pro Forma Company	31	1,657,028	0.3
29	Finward Bancorp (IN)	22	1,278,700	0.2
60	Royal Financial Inc. (IL)	9	378,328	0.1
	Total For Institutions In Market	2,399	515,811,120	

Source: S&P Global Market Intelligence and 2020 FDIC Summary of Deposits.
(1) Financials as of 6/30/2021.

Pro Forma Branch Map


FNWD (22)
RYFL (9)
Highland Park
Wheeling
Northbrook
Hoffman Estates
Arlington Heights
Glenview
Evanston
Schaumburg
Des Plaines
Skokie
Streamwood
Park Ridge
Bloomingdale
Carol Stream
Elmhurst
Oak Park
Chicago
Wheaton
Lombard
Cicero
Downers Grove
Naperville
Darien
Burbank
Woodridge
Oak Lawn
Bolingbrook
Blue Island
Romeoville
Calumet City
Hammond
Gary
Portage
Lansing
Highland
Hobart
Joliet
New Lenox
Chicago Heights
Merrillville
Valparaiso
Crown Point
Midewin National Tallgrass Prairie
Braidwood
Indiana Dunes National Lakeshore
Westville

FINWARD BANCORP

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July 29, 2021

Transaction Rationale

Strategically Compelling	▪ Strengthens presence in attractive Chicago market, with pro forma deposits of approximately $1.9 billion[(1)] and top 25 deposit market share in the Chicago-Naperville-Elgin, IL-IN-WI MSA ▪ Meaningful acceleration of Illinois market expansion and leverages existing team of experienced bankers and in-market resources ▪ Market overlap allows for operating efficiencies ▪ Excellent historical credit performance (5-year averages: 0.07% NCOs/Avg. Loans and 0.44% NPAs/Assets) ▪ Loans/Deposits ratio of 99.5% (inclusive of PPP loans and any associated deposits)
Financially Attractive	▪ Strong EPS accretion of ~25% in the first year of fully realized cost savings ▪ Mid single-digits tangible book value dilution with an earn back of approximately 2.3 years using the cross-over method ▪ Bolsters performance metrics and helps realize economies of scale ▪ Internal rate of return ~29% exceeds company cost of capital hurdles
Dynamic Geographic Footprint	▪ Royal Financial's footprint lies within the demographically attractive cities of Niles and Westmont as well as the city of Chicago ▪ Pro forma company positioned to benefit from the growth potential of leveraging its present business model within those new and existing markets, while benefiting from a higher legal lending limit and additional products on the Finward platform
Comprehensive Due Diligence	▪ Comprehensive due diligence process and thorough loan review completed ▪ Over the past decade, conservative risk management culture historically ▪ Royal Financial has an experienced management team with strong connectivity in the communities it serves to assist in post-merger operations, integration and market expansion

(1) As of 6/30/2021.

FINWARD BANCORP

5

July 29, 2021

Continuing Our Growth Story

Merger with Royal Financial is a capstone of a multi-year transformation that has enhanced our platform for organic growth


Asset CAGR - 16.2%
Acquired Assets (1)
Total Organic Assets
$693
$775
$737
$38
$865
$808
$57
$914
$927
$1,096
$146
$950
$1,329
$179
$1,150
$1,498
$2,139
$533
$1,606
2013
2014
2015
2016
2017
2018
2019
2020
Q2 2021

2013
- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

2014
- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

2015
- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

2016
- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson named a Director
- Wealth management leadership transition

2017
- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

2018
- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

2019
- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Partnered with LPL Financial to provide certain wealth solutions
- Incentive based compensation programs implemented

2020
- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

Q2 2021
- Applied to NASDAQ for direct listing
- Integrating Salesforce across platform
- Change name to Finward Bancorp, reflecting growth and evolution of the Company
- Leadership enhancements (COO and CPO)
- Announced acquisition of Royal Financial, Inc., expanding Illinois footprint

■ Management Team Building ■ Acquisitions ■ Key Moments

Note: Total assets as of December 31 for each period and June 30 for Q2 2021.
(1) Based on reported acquired assets per Company's Audits and 10-K filings.

FINWARD BANCORP

6

July 29, 2021 Transaction Terms (1) Aggregate D eal Value§ $52.9 million § Each share of RYFL may elect to receive either 0.4609 shares of FNWD stock or $20.14 in cash Consideration Structure § Elections subject to proration such that 65% of RYFL shares will receive FNWD stock and 35% will receive cash (1) Consideration Mix§ Approximately 65% stock / 35% cash § Termination fee of $2.0 million, equal to 3.8% of the transaction value, will be paid to FNWD by RYFL under certain Termination Fee circumstances as set forth in the definitive merger agreement § Price / TBV: 1.15x (2) § Price / LTM EPS: 10.2x Pricing Ratios § Price / 2022 EPS + 100% Cost Savings: 5.6x § Core Deposit Premium: 2.3% § Royal Financial requires shareholder and regulatory approval Required Approvals § Finward Bancorp requires shareholder and regulatory approval § One current director or executive officer of Royal Financial, Inc. mutually agreed upon, shall be appointed to Finward Board Representation Bancorp’s Board of Directors Anticipated Closing§ Q1’22 (1) Based on FNWD’s closing price of $44.00 on 7/28/2021. (2) Based on reported net income for the LTM period ended 6/30/2021. 7July 29, 2021 Transaction Terms (1) Aggregate D eal Value§ $52.9 million § Each share of RYFL may elect to receive either 0.4609 shares of FNWD stock or $20.14 in cash Consideration Structure § Elections subject to proration such that 65% of RYFL shares will receive FNWD stock and 35% will receive cash (1) Consideration Mix§ Approximately 65% stock / 35% cash § Termination fee of $2.0 million, equal to 3.8% of the transaction value, will be paid to FNWD by RYFL under certain Termination Fee circumstances as set forth in the definitive merger agreement § Price / TBV: 1.15x (2) § Price / LTM EPS: 10.2x Pricing Ratios § Price / 2022 EPS + 100% Cost Savings: 5.6x § Core Deposit Premium: 2.3% § Royal Financial requires shareholder and regulatory approval Required Approvals § Finward Bancorp requires shareholder and regulatory approval § One current director or executive officer of Royal Financial, Inc. mutually agreed upon, shall be appointed to Finward Board Representation Bancorp’s Board of Directors Anticipated Closing§ Q1’22 (1) Based on FNWD’s closing price of $44.00 on 7/28/2021. (2) Based on reported net income for the LTM period ended 6/30/2021. 7

July 29, 2021

Transaction Details

Earnings Estimates	▪ FNWD and RYFL earnings assumptions based on management projections
Cost Savings	▪ 42% of RYFL's non-interest expense base with 75% realized in 2022 and 100% realized thereafter – Validated through comprehensive due diligence
Core Deposit Intangible	▪ 0.97% of RYFL's non-time deposits amortized over a 6.0 year period using the sum of years digits method
One-Time Charges	▪ Pre-tax deal related charges of $7.7 million or 14.6% of aggregate deal value
Purchase Accounting Adjustments	▪ Gross loan credit mark of $5.1 million or 1.10% of RYFL's loan portfolio[(1)] (equal to 133% of RYFL's current reserves and 217% of non-performing assets) – 40% of outstanding commercial loan balances and 75% of criticized and classified loans were reviewed ▪ Loan interest rate mark of $0.7 million accreted straight-line over a 4.0 year period ▪ AOCI after-tax gain of $0.8 million amortized using the straight-line method over 3.5 years ▪ $0.9 million interest rate mark on time deposits accreted over a 1.8 year period using the straight-line method ▪ $2.0 million fixed asset mark
Pro Forma Capital Ratios at Closing	▪ TCE/TA: 8.6% ▪ Tier 1 Leverage Ratio: 8.3% ▪ CET1 Capital Ratio: 12.2% ▪ Total Risk Based Capital Ratio: 13.0%

(1) RYFL's loan portfolio includes $6.6 million of Paycheck Protection Program loans.

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July 29, 2021

Disciplined and Experienced Acquiror

	First Federal Savings & Loan Association of Hammond	Liberty Savings Bank, FSB	First Personal Bank	AJS BANCORP, INC.	Royal Financial, Inc.
Transaction Date	Closed April 2014	Closed July 2015	Closed July 2018	Closed January 2019	Announced July 2021
Transaction Value	(1)	(1)	$16M	$34M	$53M
Assets ($M)(2) As a % of FNWD Assets	$38M 5%	$57M 7%	$146M 15%	$179M 16%	$533M 33%
Loans ($M)(2)	$29M	$28M	$95M	$88M	$464M
Deposits ($M)(2)	$37M	$56M	$125M	$144M	$466M
# of Branches	2	3	3	3	9

Source: S&P Global Market Intelligence.

(1) First Federal Savings & Loan Association of Hammond and Liberty Savings Bank, FSB transactions were voluntary supervisory conversions; FNWD did not pay any consideration as part of the transactions.

(2) Based on reported acquired amounts per Company's Audits and 10-K filings.

FINWARD BANCORP

9

July 29, 2021

Pro Forma Loan & Deposit Portfolio

Loans

FNWD


$971M
10.7%
27.7%
3.8%
13.3%
19.1%
5.5%
15.2%
4.7%
Construction & Land
Home Equity
Nonowner-Occupied CRE
C & I
Residential Mortgage
Owner-Occupied CRE
Multifamily
Consumer, Farm & Other

MRQ Yield: 4.21%

RYFL


$464M
0.2%
8.6%
40.6%
0.3%
6.5%
12.4%
29.4%
1.9%
Construction & Land
Home Equity
Nonowner-Occupied CRE
C & I
Residential Mortgage
Owner-Occupied CRE
Multifamily
Consumer, Farm & Other

MRQ Yield: 4.18%

Pro Forma


$1,435M
10.0%
31.9%
2.6%
11.1%
17.0%
13.3%
10.9%
3.2%
Construction & Land
Home Equity
Nonowner-Occupied CRE
C & I
Residential Mortgage
Owner-Occupied CRE
Multifamily
Consumer, Farm & Other

MRQ Yield: 4.20%

Deposits

FNWD


$1,395M
19.8%
60.1%
9.1%
11.0%
Noninterest-bearing Deposits
IB Demand, Savings & MMDA
Retail Time Deposits
Jumbo Time Deposits

MRQ Cost: 0.16%

RYFL


$466M
18.4%
39.5%
8.5%
33.6%
Noninterest-bearing Deposits
IB Demand, Savings & MMDA
Retail Time Deposits
Jumbo Time Deposits

MRQ Cost: 0.33%

Pro Forma


$1,861M
19.4%
54.9%
9.0%
16.6%
Noninterest-bearing Deposits
IB Demand, Savings & MMDA
Retail Time Deposits
Jumbo Time Deposits

MRQ Cost: 0.20%

Source: S&P Global Market Intelligence.
Note: FNWD and RYFL loan data based on bank-level regulatory data and deposit data based on BHC-GAAP data as of 6/30/2021.

FINWARD BANCORP
10